UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Irwin Financial Corporation

(Name of Registrant as Specified In Its Charter)

Irwin Financial Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF SHAREHOLDERS OF IRWIN FINANCIAL CORPORATION TO BE HELD ON MAY 30, 2008.

Dear Irwin Financial Corporation Shareholder:
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The 2008 Proxy Statement and the 2007 Annual Report are available at: www.irwinproxy.com
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 16, 2008 to facilitate timely delivery.
You may request a copy of the above materials and the form of proxy for the 2008 Annual Meeting of Shareholders or for all future shareholder meetings by using one of the three options below:
1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website, www.sendmaterial.com and follow the instructions provided, or

3.	Send us an e-mail at papercopy@materialrequest.com using the control number below as the subject line and state 1) whether you wish to receive a paper or e-mail copy of the proxy materials and 2) whether your request is for this meeting only or for all future meetings.
Control Numberè
The 2008 Annual Meeting of Shareholders of Irwin Financial Corporation, will be held at the Yes Cinema, 4th & Jackson Streets, Columbus, Indiana, on Friday, May 30, 2008, at 4:00 p.m. Eastern Daylight Time, for the following purposes:
     Proposals:
No. 1.	To elect three Directors to serve on the Board until our 2011 annual meeting;

No. 2.	To re-approve the Irwin Financial Corporation Amended and Restated 2001 Stock Plan and to amend the Plan to delete the ability to award phantom stock units and add the ability to award restricted stock units;

No. 3.	To act upon the confirmation of independent auditors for 2008;
     Other Items:
•	To hear such reports as may be presented; and

•	To transact any other business that may properly come before the meeting or any adjournment of it.
The Board of Directors recommends that shareholders vote FOR Proposal Nos. 1, 2 and 3.
If you wish to attend the 2008 Annual Meeting of Shareholders and vote in person, please see the back cover of our proxy statement for a map with directions to the Annual Meeting location.